Exhibit 99.5

DATA STORAGE CORPORATION AND SUBSIDIARY

INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

The following unaudited pro forma condensed combined financial information has been prepared to illustrate the effects of the acquisition of ABC Services Inc. ("ABC I"), a New York corporation, and ABC Services II Inc. ("ABC II" and collectively with ABC I, "ABC"), which closed on October 25, 2016. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the statements of operations, expected to have a continuing impact on the results of operations.

The unaudited pro forma condensed combined balance sheet is based on the individual historical balance sheet of Data Storage Corporation (DSC) and ABC, as of September 30, 2016, and has been prepared to reflect the effects of the ABC acquisition as if it occurred on September 30, 2016. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 combine the historical results and operations of DSC and ABC giving effect to the acquisition as if it had occurred on January 1, 2015.

The unaudited pro forma condensed combined statements of operations do not reflect future events that may occur after the completion of the acquisition, connection with the acquisition, including, but not limited to, costs in connection with integrating the operations of ABC.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the acquisition been completed on the assumed date or for the periods presented, or which may be realized in the future. including, but not limited to, the anticipated realization of ongoing savings from operating synergies and certain one-time charges DSC expects to incur in connection with the acquisition, including, but not limited to, costs in connection with integrating the operations of ABC. These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the acquisition been completed on the assumed date or for the periods presented, or which may be realized in the future.

The following unaudited pro forma condensed combined financial statements are presented to illustrate the pro forma effects of our having entered into and closed a Share Exchange Agreement with ABC I and ABC II, hence consummation of the asset acquisition. We have derived our historical financial data for the nine months ended September 30, 2016 and for the year ended December 31, 2015 from our financial statements contained on Form 10-Q and Form 10-K, respectively, as filed with the Securities and Exchange Commission.   We have derived ABC I and ABC II historical financial statements as of September 30, 2016, and for the nine months ended September 30, 2016 from the interim reviewed financial statements for those entities. We have derived ABC I and ABC II historical financial statements for the year ended December 31, 2015 from ABC I and ABC II’s audited financial statements for the year then ended.

The unaudited pro forma condensed combined balance sheet as of September 30, 2016 assumes the asset acquisition consummated at the end of the period. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 assume that the asset acquisition and distribution of certain assets and liabilities consummated at the beginning of the periods presented.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Agreement and distribution of assets and liabilities, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Agreement.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of the Company, ABC I and ABC II.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

The following unaudited pro forma adjustments are incorporated into the unaudited pro forma condensed combined balance sheet as of September 30, 2016, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016

Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2016

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

DATA STORAGE CORPORATION AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

	Data Storage Corporation and Subsidiary	ABC Services, Inc.	ABC Services II, Inc.	Pro Forma Adjustments
	September 30, 2016	September 30, 2016	September 30, 2016	DR	CR		Pro Forma Balances
ASSETS
Cash and cash equivalents	$105,471	$69,562	$75,031	$-	$-		$250,064
Accounts receivable (less allowance for doubtful accounts of $15,000 in 2015 and $15,000 in 2014)	103,633	518,222	146,544	-	(127,095	)(1)	641,304
Accounts Receivable Related Parties	-	10,348	-	-	-		10,348
Due from Shareholders	-	18,000	-	-	-		18,000
Prepaid expenses and other current assets	275,408	2,340					277,748
Total Current Assets	484,512	618,472	221,575	0	(127,095)		1,197,464

Property and Equipment:
Property and equipment	3,375,958	51,763	110,000	-	-		3,537,721
Less—Accumulated depreciation	(3,198,587)	(31,979)	(54,167)				(3,284,733)
Net Property and Equipment	177,371	19,784	55,833	0	0		252,988

Other Assets:
Goodwill	2,201,828	-	-	1,909,902	-	(3)	4,111,730
Other assets	15,156	-	-	-	-		15,156
Intangible assets, net	327,457	-	-	10,000	-	(3)	337,457
Investment in joint venture – at equity	17,545				(17,545	)(2)	0
Total Other Assets	2,561,986	0	0	1,919,902	(17,545)		4,466,343

Total Assets	$3,223,869	$638,256	$277,408	$1,919,902	$(144,640)		$5,914,795

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$1,619,016	$361,987	$270,250	$(691,722)	$-	(1),(4)	$1,559,531
Revolving credit facility	99,292	-	50,412	-	-		149,704
Due to related party	-	24,316	26,396	-	-		50712
Dividend payable	591,623	-	-	-	-		591,623
Deferred revenue	342,506	278,274	-	-	-		620,780
Due from Officer	0	-	-	-	-		0
Leases payable	252,841	-	-	-	-		252,841
		-	62,589	-	-		62,589
Note payable – Enterprise Bank	350,000	-	-	-	-		350,000
Convertible debt – related parties net of discount	901,924			(901,924)		(4)	0
Total Current Liabilities	4,157,202	664,577	409,647	(1,593,646)	0		3,637,780

Deferred rental obligation	1,741	-		-	-		1,741
Note Payable – related party	12,000	-	15,254	-	-		27,254
Leases payable long term	155,574	-	-	-	-		155,574
Convertible debt – related parties	1,199,439			(1,199,439)		(4)	0
Total Long Term Liabilities	1,368,754	0	15,254	(1,199,439)	0		184,569

Total Liabilities	5,525,956	664,577	424,901	(2,793,085)	0		3,822,349

Stockholders’ Deficit:
Preferred Stock, $.001 par value; 10,000,000 shares authorized; 1,401,786 shares issued and outstanding in each period	1,402	-	-	-	-		1,402
Common stock, par value $0.001; 250,000,000 shares authorized; 36,588,240 shares issued and outstanding in each period	36,588	1,000	1,000	(2,000)	91,451	(3),(4)	128,039
Additional paid in capital	12,841,752	-	-	-	4,288,177	(2)(3),(4)	17,129,929
Accumulated deficit	(15,181,829)	(27,321)	(148,493)	-	190,719	(2),(3)	(15,166,924)
Total Stockholders' (Deficit) Equity	(2,302,087)	(26,321)	(147,493)	(27,006)	4,597,353		2,092,446
Total Liabilities and Stockholders' (Deficit)	$3,223,869	$638,256	$277,408	$(2,820,091)	$4,597,353		$5,914,795

DATA STORAGE CORPORATION AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Data Storage Corporation and Subsidiary	ABC Services, Inc.	ABC Services II, Inc.	Pro Forma Adjustments
	For the Nine Months Ended September 30, 2016	For the Nine Months Ended September 30, 2016	For the Nine Months Ended September 30, 2016	DR	CR	Pro Forma Balances

Sales	$2,912,152	$2,792,116	$1,476,033	$430,943	$(1)	$6,749,358
Cost of sales	1,861,148	2,112,816	535,848	-	430,943 (1)	4,078,869
Gross Profit	1,051,004	679,300	940,185	430,943	(430,943)	2,670,489

Selling, general and administrative	1,354,785	561,088	985,780	-	-	2,901,653
Income (loss) before other income (expense)	(303,781)	118,212	(45,595)	430,943	(430,943)	(231,164)
Other Income (Expense):
Commissions	-	24,832	3,767	-	-	28,599
Other Income	-	27,250	-	-	-	27,250
Bad debt recovery	1,508	-	-	-	-	1,508
Net loss on equity method investment	(2,572)	-	-	-	2,572 (2)	-
Interest expense	(204,466)		(6,680)	-	157,676	(53,470)
Total Other (Expense)	(205,530)	52,082	(2,913)	-	160,248	3,887

Net income before controlling interests in equity	(509,311)	170,294	(48,508)	430,943	(270,695)	(227,277)
Net loss attributable to non-controlling interests in equity	-	(4,889)	-	-	4,889 (2)	-

Net Income (Loss) before provision for income taxes	(509,311)	165,405	(48,508)	430,943	(265,806)	(227,277)
Provision for income taxes	-	-	-	-	-	-
Net Loss	(509,311)	165,405	(48,508)	430,943	(265,806)	(227,277)
Preferred Stock Dividend	(78,550)	-	-	-	-	(78,550)

Net Loss Attributable to Common Shareholders	$(587,861)	$165,405	$(48,508)	$430,943	$(265,806)	$(305,827)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.01)					$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	36,588,240					124,368,500

DATA STORAGE CORPORATION AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Data Storage Corporation and Subsidiary	ABC Services, Inc.	ABC Services II, Inc.	Pro Forma Adjustments
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2015	For the Year Ended December 31, 2015	DR	CR		Pro Forma Balances

Sales	$3,991,351	$2,850,562	$1,725,262	$(423,608)	$-	(1)	$8,143,567
Cost of sales	2,502,524	2,239,787	472,254	-	(423,608	)(1)	4,790,957

Gross Profit	1,488,827	610,775	1,253,008	(423,608)	423,608		3,352,610

Selling, general and administrative	1,881,097	753,225	1,392,577	-	-		4,026,899

Income (loss) before other income (expense)	(392,270)	(142,450)	(139,569)	(423,608)	423,608		(674,289)

Other Income (Expense)
Interest income	2	-	-	-	-		2
Commissions	-	72,689	97,568	-	-		170,257
Loss on sale of abandoned equipment	(6,338)	-	-	-	-		(6,338)
Other expense - litigation settlement	(12,500)	-	-	-	-		(12,500)
Net gain on equity method investment	4,418	-	-		(4,418	)(2)	-

Interest expense	(287,652)	-	(13,306)	-	209,416		(91,542)
Total Other (Expense)	(302,070)	72,689	84,262	-	204,998		59,879
Net Income (Loss) before provision non-controlling interest in equity	(694,340)	(69,761)	(55,307)	(423,608)	628,606		(614,410)

Net loss attributable to non-controlling interests in equity	-	(20,168)	-		20,168	(2)	-

Net Income (loss) before provision for income taxes	(694,340)	(69,761)	(55,307)	(423,608)	648,774		(614,410)

Provision for income taxes	-	-	-				-

Net Loss	(694,340)	(69,761)	(55,307)	(423,608)	648,774		(614,410)

Preferred Stock Dividend	(96,013)						(96,013)

Net Loss Attributable to Common Shareholders	$(790,353)	$(69,761)	$(55,307)	$(423,608)	$648,774		$(710,423)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.01)						$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	36,588,240						124,368,500

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMETNS

September 30, 2016

BACKGROUND

On October 25, 2016, Data Storage Corporation (the "Company"), through its wholly-owned subsidiary (the "Subsidiary"), entered into and closed two Asset Purchase Agreements (collectively, the "Purchase Agreements") with ABC Services Inc. ("ABC I"), a New York corporation, and ABC Services II Inc. ("ABC II" and collectively with ABC I, "ABC"), a New York Corporation, pursuant to which the Subsidiary purchased certain assets from ABC, including tangible assets and service agreements, in consideration of an aggregate 64,669,936 shares of common stock of the Company (the "Shares"). The Closing occurred on October 25, 2016. In the event that the audits of ABC I or ABC II for the fiscal year ended December 31, 2015 provide that either ABC I or ABC II have generated less than $2,000,000 in revenue, then such entity's respective Shares will be reduced by the proportionate amount of such shortfall.

On October 25, 2016. the Company entered into three Conversion Agreements with three affiliates (collectively, the "Affiliates") of the Company pursuant to which the Company and the Affiliates agreed to convert an aggregate of $2,678,124.28 in debt owed by the Company to the Affiliates into shares of common stock of the Company at a conversion price of $0.10 per share (the "Conversion Price") resulting in the issuance of an aggregate of 26,781,242 shares of common stock of the Company to the Affiliates. Specifically, the Company and Charles Piluso converted $1,802,521.08 into 18,025,210, the Company and John Coghlan converted $138,822 into 1,388,220 shares of common stock of the Company and the Company and Clifford Stein converted $736,781.20 into 7,367,812 shares of common stock of the Company. At the end of the 90 day period following the Effective Date, if the average closing price during any ten (10) day period during the 90 day period is greater than $0.10 per share (the "Adjusted Conversion Price"), then the Conversion Price will be adjusted to equal the Adjusted Conversion Price; provided, however, that the Adjusted Conversion Price will have a ceiling of $0.20 per share, whereby if the 10 day average closing price is greater than $0.20 per share during the 90 day period, then the Conversion Price will be adjusted to equal $0.20 per share. There will only be one adjustment.

Basis of presentation

The unaudited pro forma condensed combined financial statements have been prepared in order to present combined financial position and results of operations of the Company, ABC I and ABC II as if the asset acquisition had occurred as of September 30, 2016 for the unaudited pro forma condensed combined balance sheet, and to give effect to the acquisition of ABC I and ABC II, as if the transaction had taken place at January 1, 2015 for the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and for the nine months ended September 30, 2016.

The condensed financial statements of the Company as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015 were derived from the financial statements contained on Form 10-Q and 10-K, respectively, as filed with the Securities and Exchange Commission.

The condensed financial statements of ABC I and ABC II as of September 30, 2016, for the nine months ended September 30, 2016 and for year ended December 31, 2015 were derived from the financial statements for those entities contained elsewhere in this Form 8-K/A.

PRO FORMA ADJUSTMENTS

(1)	Accounts Payable, Accounts Receivable, Sales and Revenue – Prior to the acquisition of the assets of ABC, DSC and ABC provided services to each other on an arms-length basis. These adjustments represent the elimination of the revenue, expense and relate accounts receivable and payables.

(2)	Investment in Joint Venture at equity and Net Loss attributable to non-controlling interests in equity– prior to the acquisition of the assets of ABC, DSC and ABC operated a joint venture. DSC reported the Joint Venture under the equity method of accounting while ABC reported the controlling interest. This entry represents the elimination of the equity method investment and the related equity gain or loss and income (loss) from the non-controlling interest.

(3)	Purchase accounting - Adjustment reflects the preliminary purchase price allocation based on fair value of the shares issued, and the net assets (liabilities) and identifiable intangible assets acquired in the acquisition.

Excess purchase price over net assets (liabilities) acquired	$1,919,902
Value assigned to certain intangibles	$(10,000)
Pro forma adjustment – Goodwill	$1,909,902

(4)	This entry represents the conversion of this convertible debt of Affiliates as of January 1, 2015, as described above, assuming no subsequent adjustment to the conversion price and reducing the pro forma shares issued related to conversions of interest accrued after that date. Any gain on the transaction is treated as additional paid-in capital due to the affiliate nature of the debt.